Filed pursuant to Rule 497(e)
Registration No: 033-74470

RNT NATIXIS LIQUID PRIME PORTFOLIO

Treasurer Class
Liquidity Class

A series of Daily Income Fund

Supplement dated August 1, 2013, to the

Prospectus and Statement of Additional Information (“SAI”), dated July 29, 2013

Reich & Tang Asset Management, LLC (the “Adviser”), the investment adviser to the RNT Natixis Liquid Prime Portfolio, a series of Daily Income Fund (the “Portfolio”), and the Board of Trustees (the “Board”) of Daily Income Fund, have determined that given the Portfolio’s current size and limited prospects for future growth, the Portfolio is not likely to reach sufficient size to become economically viable in the foreseeable future.  The Adviser has therefore recommended, and the Board has concluded, that it is in the best interests of shareholders to liquidate the Portfolio.  In connection with this, the Board has adopted a plan of liquidation.   Please note that the Portfolio will be liquidating its assets on September 13, 2013. You are welcome, however, to redeem your shares before that date.

Effective August 1, 2013, in anticipation of the liquidation, the Portfolio is no longer accepting purchases into the Portfolio.  In addition, effective August 30, 2013, the Adviser will begin an orderly transition of the portfolio to cash and cash equivalents and the Portfolio will thereafter no longer be pursuing its investment objective.  Shareholders of the Portfolio may redeem their investments as described in the Portfolio’s Prospectus.  Accounts not redeemed by September 13, 2013, will automatically be redeemed and net cash proceeds, less any required withholdings, will be sent to the address of record.

If the Portfolio has not received your redemption request or other instruction by September 12, 2013, your shares will be redeemed on September 13, 2013, and you will receive your proceeds from the Portfolio, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on September 13, 2013.

Please contact the Portfolio at 888-226-5504 if you have any questions.

Please retain this Supplement with your Prospectus and SAI for reference.

LEGAL_US_E # 105225875.1